EXHIBIT 1.1

                   [Specimen Stock Certificate - Face Side]

             [vignette in compliance with New York Stock Exchange
                       rules at the top of certificate]

       NUMBER                                                  SHARES
      [      ]                                                [      ]

CLASS A COMMON SHARES        THE SCOTTS COMPANY        CLASS A COMMON SHARES
  WITHOUT PAR VALUE                                      WITHOUT PAR VALUE
THIS CERTIFICATE IS             INCORPORATED              SEE REVERSE FOR
  TRANSFERABLE IN            UNDER THE LAWS OF          CERTAIN DEFINITIONS
CLEVELAND, OHIO AND          THE STATE OF OHIO
NEW YORK,  NEW YORK



THIS CERTIFIES THAT                             CUSIP 810186 10 6

is the Owner of _________________

  FULLY PAID AND NON-ASSESSABLE CLASS A COMMON SHARES, WITHOUT PAR VALUE, OF
                              The Scotts Company

transferable on the books of the Company by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
      Witness the facsimile seal of the Company and the facsimile signatures of its duly authorized Officers.

Dated:


COUNTERSIGNED AND REGISTERED:
NATIONAL CITY BANK
TRANSFER AGENT AND REGISTRAR

                      [Circle containing the following:]
                              THE SCOTTS COMPANY
                                CORPORATE SEAL
BY                                   1994
                                     OHIO
     AUTHORIZED SIGNATURE
     _______________________              _______________________
     CHIEF EXECUTIVE OFFICER              CHIEF FINANCIAL OFFICER

[Specimen Stock Certificate - Back Side]

THE SCOTTS COMPANY WILL MAIL TO THE RECORD HOLDER OF THIS CERTIFICATE WITHOUT CHARGE, WITHIN FIVE DAYS AFTER RECEIPT OF WRITTEN REQUEST THEREFORE, A COPY OF THE EXPRESS TERMS OF THE SHARES REPRESENTED BY THIS CERTIFICATE AND OF ANY OTHER CLASS OR CLASSES AND SERIES OF SHARES, IF ANY, WHICH THE SCOTTS COMPANY IS AUTHORIZED TO ISSUE AT THE TIME OF SUCH REQUEST.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common

                     UNIF GIFT MIN ACT - ______ Custodian ______
                                         (Cost)           (Minor)
                                    under Uniform Gifts to Minors
                                      Act ___________________
                                                (State)
TEN ENT -- as tenants by the
           entireties

JT TEN -- as joint tenants with
          right of survivorship
          and not as tenants
          in common

              Additional abbreviations may also be used though not in the above list.

For value received, _______ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF
ASSIGNEE ___________________________

____________________________________________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP
CODE OF ASSIGNEE.
____________________________________________________________________
____________________________________________________________________
____________________________________________________________ Class A
Common Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint _________________________________
____________________________________________________________________
Attorney to transfer the said stock on the books of the within-named Company with full power of substitution in the premises.

[Specimen Stock Certificate - Continuation of Back Side]



Dated, ____________________

AFFIX MEDALLION SIGNATURE
GUARANTEE IMPRINT BELOW



                        ______________________________________________________
                        ______________________________________________________
                        ABOVE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

                        THE  SIGNATURE(S)  MUST BE  GUARANTEED  BY AN ELIGIBLE
                        GUARANTOR INSTITUTION SUCH AS A SECURITIES BROKER/DEALER, COMMERCIAL BANK, TRUST COMPANY, SAVINGS ASSOCIATION OR A CREDIT UNION PARTICIPATING IN A MEDALLION PROGRAM APPROVED BY THE SECURITIES TRANSFER ASSOCIATION, INC.